EXHIBIT 10.59
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 20

Amendment 20
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into as of November 1, 2015 between Spirit AeroSystems, Inc., a Delaware Corporation (“Seller”) and The Boeing Company, a Delaware Corporation (“Boeing”) Hereinafter the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).
RECITALS

A.	The Parties entered into Special Business Provisions (the “SBP”) MS-65530-0016 on June 16, 2005.

B.	The Parties now desire to amend the SBP as contemplated below.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.	Amendment. The SBP is hereby amended as follows:

a.	Attachment 1C and Exhibit 1 hereto are added to the SBP.

b.
Section 3.1 of Attachment 27 is updated as follows: The existing Section 3.1.4 becomes 3.1.5. A new Section 3.1.4 is added “PRR 3M0044 Rev. NEW which is due to be published on [*****]. The content of PRR 3M0044 Rev. NEW is subject to mutual agreement of the Parties and will not represent any material change impacting price to the unpublished version reviewed by both Parties that is dated [*****].”

c.	Section 4.1.5 of Attachment 27 is added “PRR 3M0044 Rev. NEW which is due to be published on [*****]. The content of PRR 3M0044 Rev. NEW is subject to mutual

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 20

agreement of the Parties and will not represent any material change impacting price to the unpublished version reviewed by both Parties that is dated [*****].”

d.	Section 5.1 of Attachment 27 is updated to include purchase orders for the SOW addition defined for Attachment 27 Section 3.1.4.

e.	Sections 6.1 and 6.3 of Attachment 27 are updated to include purchase orders for the SOW addition defined for Attachment 27 Section 4.1.5.

f.	Exhibit A of Attachment 27 will be updated to include Not To Exceed Amounts for the tooling SOW added to Attachment 27 Section 4.1 5, as agreed to by the Parties.

g.
The Parties agree that an Interim Price reflecting an [*****] of $[*****] [*****] the price of the 737 NG Thrust Reverser shall apply to the 737 MAX Thrust Reverser beginning 1/1/2016. The $[*****] [*****] is not subject to the [*****] set forth in Sections [*****] through [*****] of SBP Attachment [*****] or Attachment [*****] Section [*****], but is subject to adjustment based upon the outcome of [*****].

h.	SBP Attachment 9 will be updated to include reference to this Amendment 20.

2.	Miscellaneous

a.	The Parties acknowledge and agree that those provisions that have been amended in this Amendment 20 do not amend the same provisions with regard to the rest of the Statement of Work under the SBP.

b.
In the event of a conflict between the terms of this Amendment 20 (including the Exhibits and Attachments hereto), and provisions of the SBP, the General Terms Agreement BCA-65530-0016 or the Administrative Agreement AA-65530-0010, this Amendment 20 and the Exhibits and Attachments hereto shall take precedence.

c.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 20

IN WITNESS WHEREOF the duly authorized representatives of the Parties have executed this Agreement as of the date first set forth above.

The Boeing Company by and through its division Boeing Commercial Airplanes Name /s/ Sarena Garcia Deleone Title Procurement Agent Date December 17, 2015	Spirit AeroSystems Name /s/ Jim D. Reed Title Global Vice President - Contracts, Pricing and Estimating Date December 17, 2015

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 20

Exhibit 1

Attachment 1 - Pricing
[See attached)

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 20

SBP ATTACHMENT 1C
SPECIAL BUSINESS PROVISIONS
Attachment 1C
Recitals
The statement of work for 737 MAX Composite Inner Wall listed in this SBP Attachment 1C (MAX Composite Inner Wall SOW 1C) is subject to all terms and conditions of SBP MS-65530-0016 as amended.
MAX Composite Inner Wall SOW 1C
Part Numbers for this SOW will be defined by PRR 3M0044 Rev. NEW, which is due to be published on [*****]. The content of PRR 3M0044 Rev. NEW is subject to mutual agreement of the Parties and will not represent any material change impacting price to the unpublished version reviewed by both Parties that is dated [*****]. SOW represents Composite Inner Wall Panels, a Thermal Protection System, and changes to the interface and surrounding structure to accommodate installation to MAX Thrust Reverser based on IWS Rev. H.
The price shall be $[*****] per shipset and not subject to the [*****] set forth in Sections A through F of SBP Attachment 20 beginning with incorporation of the above- defined SOW at MAX line unit [*****] per Master Schedule R-169 Rev. 1, FOB [*****] and PRR 3M0044 Rev. NEW. Pricing is firm fixed through 12/31/2026, subject to adjustment beginning 1/1/2022 as defined herein.
Adjustment shall be calculated based on the actual index change for the previous twelve (12) months using a composite of [*****] percent ([*****]%) labor and [*****] percent ([*****]%) material. The indices to be used are as follows: for material, [*****], as reported by the U.S. Bureau of Labor Statistics for the [*****] month of the annual pricing period: and for labor, [*****], as reported by the U.S. Bureau of Labor Statistics for the [*****] month of the annual pricing period.
Any reference to SBP Attachment 1 Work Statement and Pricing in this SBP is applicable to the MAX Inner Wall SOW 1C with the following exceptions.

1.	With reference to SBP Section 4.1 Recurring Price, wording in the first three paragraphs of Section 4.1 is replaced by the following only for the statement of work listed in this Attachment 1C.

The Price of Recurring Products is set forth in Attachment 1C of the SBP and includes the total price for all baseline statement of work under this Attachment 1 C, subject to any applicable adjustments under SBP Section 7.0. Change Provisions Pricing shall be

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].
Special Business Provisions
MS-65530-0016
Amendment No. 20

included as an update to SBP Attachment 1 and SBP Attachment 7 Indentured Parts List and POA Pricing upon execution of this Amendment 1C.
The Parties acknowledge and agree that those provisions that have been amended in this Attachment 1C do not amend the same provisions with regard to the rest of the Statement of Work under the SBP.